Exhibit 10.18

EXECUTION VERSION

Work Agreement #8

PROJECT NAME: Limousine Transportation Services

WORK AGREEMENT (“Work Agreement”) #: 8

This Work Agreement is entered into by and between Melco Crown (COD) Hotels Limited, Melco Crown COD (GH) Hotel Limited, Altira Hotel Limited, Melco Crown COD (HR) Hotel Limited, Melco Crown COD (CT) Hotel Limited, Melco Crown (Macau) Limited and MCE Travel Limited (each a “Melco Crown WA8 Party” and collectively, the “Melco Crown WA8 Parties”), on the one hand, and Studio City Hotels Limited (“Studio City WA8 Parties”), on the other hand. All of the terms and conditions of the Master Services Agreement, dated                    , 2015, as amended from time to time (the “Master Services Agreement”), by and between Studio City Parties (as defined therein) and Melco Crown Parties (as defined therein) are deemed to be incorporated in this Work Agreement.

1.	DEFINITIONS

For the purposes of this Work Agreement, the following terms shall have the meanings specified in this Section 1:

“Aggregate Theoretical Revenue” is equal to the Theoretical Revenue of both Service Provider Group’s gaming areas at MCE Resorts and Studio City’s gaming areas from customers utilizing such ground transportation services.

“Commencement Date” shall mean the date of execution of this Work Agreement.

“Monthly Capital Cost” of the limousine fleet shall be determined by amortizing the cost of the vehicles over the assessed useful life based on the planned replacement date of each vehicle.

“Parties” or “Party” means Melco Crown WA8 Parties, any Melco Crown WA8 Party or Studio City WA8 Party, as applicable.

“Service Provider Group” shall mean Service Provider and those entities which are its Affiliates.

“Services” shall mean the services described in Section 2.1 of this Work Agreement.

“Theoretical Revenue” is an amount tracked for a customer calculated by multiplying their bets by the win rate of the games they play.

“Total Monthly Vehicle Cost” is the sum of (i) the Monthly Capital Cost and (ii) the total monthly running costs (including labor, fuel, maintenance, insurance and relevant license fees) of the limousine fleet.

“Trip” shall mean a trip by an eligible customer from or to a Service Recipient or Service Provider hotel resort in a vehicle provided by Service Provider.

Capitalized terms not defined herein shall have the meaning set forth in the Master Services Agreement.

2.	DESCRIPTION OF SERVICES

2.1	Service Provider shall provide to Service Recipient’s customers limousine transportation services. Melco Crown WA8 Parties may only be a Service Recipient of the Services under this Section 2.1.

3.	TERM

3.1	Subject to Section 5.1, this Work Agreement shall be effective as of the Commencement Date and shall continue (unless earlier terminated by the provisions hereof or the Master Services Agreement) until June 26, 2022.

4.	COMPENSATION

4.1	All Services provided by the Service Provider to the Service Recipient hereunder shall be determined and charged on a monthly basis in accordance with the following fee schedule:

Services	Fees
Limousine Transportation Services

Service Recipient shall pay an amount equal to (a) the

percentage of customers’ Trips attributable to MCE

Resorts, multiplied by (b) the Total Monthly Vehicle Cost.

The percentage of customers’ Trips attributable to the

Melco Crown WA8 Parties will equal the MCE Resorts

percentage share of Aggregate Theoretical Revenue from

customers using Service Provider limousine transportation services.

4.2	Service Recipient shall pay, or cause to be paid, within ten (10) days of receipt, any bills and invoices that it receives from the Service Provider for Services provided under or pursuant to this Work Agreement, subject to receiving any appropriate support documentation for such bills and invoices and, more particularly, the provisions under Section 3.2 of the Master Services Agreement.

5.	TERMINATION OF WORK AGREEMENT

5.1	This Work Agreement shall terminate upon the first to occur of (i) mutual agreement of the Parties in writing, (ii) termination of the Master Services Agreement, (iii) termination of this Work Agreement by Melco Crown WA8 Parties upon the material breach by a Studio City WA8 Party of this Work Agreement which remains uncured after thirty (30) days of written notice provided by Melco Crown WA8 Parties of such breach, (iv) termination of this Work Agreement by Studio City WA8 Parties upon the material breach by a Melco Crown WA8 Party of this Work Agreement which remains uncured after thirty (30) days of written notice provided by Studio City WA8 Parties of such breach or (v) termination of this Work Agreement by Service Recipient subject to a 180 days prior written notice of termination delivered to Service Provider.

5.2	Upon termination, all Services under this Work Agreement shall cease and the Parties shall pay to each other all amounts owing hereunder for Services provided through the date of termination.

6.	ACCESSION

Any Studio City Party or Melco Crown Party may accede to this Work Agreement after the date hereof by executing a supplemental agreement in the form attached to the Master Services Agreement as Exhibit B, countersigned by Studio City Hotels Limited and Melco Crown (COD) Hotels Limited. Upon such accession, such acceding Party will be a Studio City WA8 Party or a Melco Crown WA8 Party, as the case may be, for the purposes of this Work Agreement.

[Signature Page Follows]

Studio City Hotels Limited

By:
Title:
Date:

[Signature Page to Work Agreement #8 – Shared Limo Services (SC to MC)]

Melco Crown (COD) Hotels Limited	MCE Travel Limited

By:	By:
Title:	Title:
Date:	Date:

Melco Crown COD (GH) Hotel Limited	Melco Crown (Macau) Limited

By:	By:
Title:	Title:
Date:	Date:

Altira Hotel Limited

By:
Title:
Date:

Melco Crown COD (HR) Hotel Limited

By:
Title:
Date:

Melco Crown COD (CT) Hotel Limited

By:
Title:
Date:

[Signature Page to Work Agreement #8 – Shared Limo Services (SC to MC)]